UNITED STATES
SECURITIES AND EXCHANGE  COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 19, 2017

CTS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Indiana	1-4639	35-0225010
(State or other jurisdiction of incorporation)	(Commission File Number)	(1.R.S. Employer Identification No)

2375 Cabot Drive
Lisle, IL	60532
(Address of principal executive offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (630) 577-8800

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a12)
☐Pre-commencement communications pursuant to Rule 14d 2(b) under the Exchange Act ( 17 CFR 240. l 4d2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4( c))

Item 5.02 (b)    Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 19, 2017, CTS issued a press release announcing the planned retirement of Lawrence Ciancia from the Board of Directors following its Annual Shareholders Meeting. Mr. Ciancia's announcement to retire was not due to any disagreements with CTS Corporation's officers, management, or board members. A copy of this press release is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.

Exhibit    Description
99.1    Press release dated May 19, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTS CORPORATION

Date: May 19, 2017	By:	/s/ Luis F. Machado
Luis F. Machado
Vice President, General Counsel, and Secretary